For Immediate Release

CPG Posts First Quarter Results

Wednesday May 14, 2008

CPG International Inc. (CPG) a leading manufacturer of premium, branded, low maintenance building products for both residential and commercial markets today announced first quarter 2008 financial results. CPG’s products include AZEK Trim, AZEK Deck, AZEK Moulding, and Trademark and Premier Railing for residential markets and bathroom and locker systems sold under the brand names Comtec Industries, Hiny Hider and TuffTec, used in commercial building markets.

“In what remains a very difficult residential building products and material cost environment, we continued to outperform our underlying markets while expanding the foundation of our business for long term growth,” said Eric Jungbluth, CPG’s Chief Executive Officer. “At AZEK Building Products, the expansion of AZEK Deck across our existing distribution network as well as to new distribution partners is proceeding well. In addition, AZEK Mouldings and Porch Plank and our new railing offerings are being well received by the market place. At Scranton Products, based upon our marketing investments and focus on key dealers, we are seeing positive early results as we enter the bid season.”

First Quarter Highlights

•	Sales for 2008 were $94.2 million, down 0.3% over 2007. Growth of AZEK Deck offset the effects of a declining housing market.

•	Gross margin declined 280 basis points from 2007 driven by higher material costs which were offset by increased operating efficiencies.

•	Net income was $2.1 million for 2008, down from $5.2 million in 2007

•	Impacted by material costs, EBITDA declined 17.3% to $17.4 million. Adjusted EBITDA was $18.1 million in the first quarter of 2008, down 15.4% from $21.4 million in 2007.

•	At March 31, 2008, CPG had cash of $24.0 million and $32.5 million available borrowings under its revolving credit facility.

EBITDA Guidance

(See the accompanying financial schedules for full financial details and a reconciliation of non-GAAP financial measures to their GAAP equivalents)

CPG confirmed earnings guidance for 2008 with Adjusted EBITDA guidance of $68 million to $78 million. “Based upon our performance in the first quarter and outlook for the remainder of the year, we are confirming our guidance for 2008,” said Scott Harrison, Executive Vice President and Chief Financial Officer. “We continue to face adverse market conditions in terms of the residential housing market and an inflationary material environment. Worsening conditions will have an adverse impact on our guidance.”

Investor Call

CPG will hold an investor conference call to discuss First Quarter 2008 financial results at 9 AM Eastern time, May 14, 2008. Eric Jungbluth, Chief Executive Officer, Ralph Bruno, President AZEK Building Products and Scott Harrison, Executive Vice President and Chief Financial Officer, will host the call.

To access the conference call, please dial 45478823, and use conference ID code (866) 315-3365. An encore presentation will be available for one week after the completion of the call. In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 45478823.

Forward-looking Statements

Statements in this investor release and the schedules hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to CPG on the date this release was submitted. CPG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the CPG’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, the commercial building industry, raw material prices, competition and the economy. CPG may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of CPG’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-maintenance, building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications. The Company’s products are marketed under several brands including AZEK® Trim and Moulding, AZEK® Deck, Premier and Trademark Railing Systems, Santana Products, Comtec Industries, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at www.cpgint.com.

Financial Schedules

CPG International Inc. and Subsidiaries

Consolidated Balance Sheets

March 31, 2008 and December 31, 2007

(unaudited)

(dollars in thousands)

	March 31,	December 31,
	2008	2007
ASSETS:
Current assets:
Cash	$24,043	$9,608
Receivables:
Trade, less allowance for doubtful accounts of $1,576 and $1,343 in 2008 and 2007, respectively	50,706	30,712
Inventories	47,242	52,391
Deferred income taxes—current	5,984	8,321
Prepaid expenses and other	4,707	9,314
Total current assets	132,682	110,346
Property and equipment—net	101,338	92,693
Goodwill	301,563	288,084
Intangible assets —net	99,459	100,115
Deferred financing costs—net	8,171	8,605
Total assets	$643,213	$599,843

LIABILITIES AND SHAREHOLDER’S EQUITY:
Current liabilities:
Accounts payable	$32,932	$27,474
Current portion of capital lease	1,369	1,415
Current portion of long-term debt obligations	16,029	—
Accrued interest	7,891	15,696
Accrued costs – Procell Acquisition	18,066	18,066
Accrued expenses	12,074	8,637
Total current liabilities	88,361	71,288
Deferred income taxes	44,550	45,425
Capital lease obligation—less current portion	6,986	5,411
Long-term debt—less current portion	302,113	278,107
Accrued warranty	3,328	3,107
Other liabilities	651	664
Commitments and contingencies
Shareholder’s equity:
Common shares, $0.01 par value: 1,000 shares authorized; 10 issued and outstanding at March 31, 2008
and December 31, 2007	—	—
Additional paid-in capital	199,961	199,961
Retained deficit	(1,417)	(3,467)
Note receivable – Parent	(653)	(653)
Accumulated other comprehensive loss	(667)	—
Total shareholder’s equity	197,224	195,841
Total liabilities and shareholder’s equity	$643,213	$599,843

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Three Months Ended March 31, 2008 and 2007

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	March 31,	March 31,
	2008	2007
Net sales	$94,173	$94,447
Cost of sales	(69,310)	(66,894)
Gross margin	24,863	27,553
Selling, general and administrative expenses	(12,334)	(10,638)
Operating income	12,529	16,915

Other income (expenses):
Interest expense	(9,258)	(8,631)
Interest income	79	85
Miscellaneous – net	(15)	(39)
Total other expenses-net	(9,194)	(8,585)
Income before income taxes	3,335	8,330
Income tax expense	(1,285)	(3,120)
Net income	$2,050	$5,210

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Three Months Ended March 31, 2008 and 2007

(unaudited)

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	March 31,	March 31,
	2008	2007
Net income	$2,050	$5,210
Interest expense, net	9,179	8,546
Income tax expense	1,285	3,120
Depreciation and amortization	4,853	4,126
EBITDA	$17,367	$21,002

Reconciliation to Adjusted EBITDA:
EBITDA	$17,367	$21,002
Non-recurring items:
Relocation and hiring costs	100	–
Settlement charges	26	–
Severance costs	71	21
Management fee and expenses	551	375
Non-recurring /acquisition costs	–	24
Adjusted EBITDA	$18,115	$21,422